SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                 August 13, 2004

                               METRIS MASTER TRUST
                            METRIS RECEIVABLES, INC.
                     (Originator of the Metris Master Trust)
             (Exact name of registrant as specified in its charter)


                Delaware                 000-23961            41-1810301
        (State of Incorporation) (Commission File Number)   (IRS Employer
                                                          Identification No.)



         10900 Wayzata Boulevard, Room 723, Minnetonka, Minnesota 55305
                    (Address of principal executive offices)


                                 (952) 417-5645
              (Registrant's telephone number, including area code)







                            METRIS RECEIVABLES, INC.
                           Current Report on Form 8-K

Item: 5   Reported Metris Master Trust Results.

Metris Receivables Inc. reported Metris Master Trust results for the month ended July 31, 2004 are presented in the table below.

July 31, 2004                                        (annualized)
                                                     (unaudited)

Gross Cash Portfolio Yield (1)                          26.44%
Gross Default Rate (2)                                  16.81%
Base Rate (3)                                            3.95%
1-Month Excess Spread (4)                                5.68%
3-Month Excess Spread (5)                                4.45%
2-Cycle Plus Total Delinquency Rate (6)                  9.50%
2-Cycle Plus Principal Delinquency Rate (7)              7.92%
Monthly Payment Rate (8)                                 7.75%

(1) Gross Cash Portfolio Yield with respect to any monthly period is the annualized percentage of Finance Charge Collections (including APR, overlimit fees, late charges, returned check fees, annual fees, cash advance fees, interchange, debt waiver fees, other fees and recoveries received), applied to an average principal investor interest.
(2) Gross Default Rate with respect to any monthly period is the annualized percentage of principal receivables charged-off as uncollectible, applied to an average principal investor interest.
(3)   Base Rate is the weighted-average interest rate plus a 2% servicing fee.
(4)   One-Month Excess Spread is the difference of the Gross Cash
      Portfolio Yield minus the Gross Default Rate minus the Base Rate.
(5) Three-Month Excess Spread is the straight average of the current month plus previous two months' One-Month Excess Spread.
(6) Two-Cycle Plus Total Delinquency Rate is the percentage of total receivables currently 30 days or more contractually overdue by customers, divided by the total receivables at the end of the month.
(7) Two-Cycle Plus Principal Delinquency Rate is the percentage of principal receivables currently 30 days or more contractually overdue by customers, divided by the principal receivables at the end of the month.
(8) Monthly Payment Rate is the total collections, including recoveries, divided by the total receivables at the beginning of the month.


Item 7.  Financial Statements and Exhibits

         Ex. 20a Series 1999-2 July Securityholders' Statement

         Ex. 20b Series 1999-3 July Securityholders' Statement

         Ex. 20c Series 2000-1 July Securityholders' Statement

         Ex. 20d Series 2000-3 July Securityholders' Statement

         Ex. 20e Series 2001-2 July Securityholders' Statement

         Ex. 20f Series 2001-3 July Securityholders' Statement

         Ex. 20g Series 2001-4 July Securityholders' Statement

         Ex. 20h Series 2002-3 July Securityholders' Statement

         Ex. 20i Series 2002-4 July Securityholders' Statement

         Ex. 20j Series 2004-1 July Securityholders' Statement


                                      SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      METRIS RECEIVABLES, INC.


                                      By: /s/ Scott R. Fjellman
                                          Scott R. Fjellman
                                          Senior Vice President, Treasurer

         Dated:   August 13, 2004